                                                                  EXHIBIT  10.11

                                                                  EXECUTION COPY

                           FIRST AMENDMENT AND WAIVER

                  FIRST AMENDMENT AND WAIVER, dated as of September 30, 1999 (this "Amendment"), to the Participation Agreement, dated as of June 15, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among Hanover Compressor Company, a Delaware corporation ("HCC" and the "Lessee"), Hanover Equipment Trust 1999A (the "Lessor"), Societe General Financial Corporation and FBTC Leasing Corp., Inc. (the "Investors"), the lenders parties thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as the agent for the Lenders (in such capacity, the "Agent") and certain other Operative Agreements (as defined in the Participation Agreement).

                              W I T N E S S E T H:

                  WHEREAS, HCC has requested that the Agent and the Required Lenders amend and waive certain covenants in the Participation Agreement and Guarantee so as to extend certain lease filing deadlines and to permit HCC to enter into the HMS Transactions (as defined below); and

                  WHEREAS, the Agent and the Required Lenders are agreeable to the requested amendments and waivers, but only on the terms and subject to the conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  I. Defined Terms. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined, terms defined in the Participation Agreement are used herein as therein defined and the following terms shall have the following meanings:

                  "HMS" shall mean Hanover Measurement Services Company, L.P., a Delaware limited partnership formed as described in Annex A hereto, and its successors and assigns.

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                                                                               2

                  "HMS Transactions" shall mean the transactions described in Annex A hereto.

                  "HPL" shall mean Houston Pipe Line Company, a Delaware corporation, and its successors and assigns.

                  "MAC Demand Note Assumption" shall mean the assumption of $8,800,000.00 of obligations under the MAC Demand Note (as defined in Annex A) by Hanover MAC, LLC as contemplated by the HMS Transactions.

                  "MAC Demand Note Prepayment" shall mean the prepayment of $8,800,000.00 of obligations under the MAC Demand Note (as defined in Annex A) assumed by Hanover MAC, LLC as contemplated by the HMS Transactions.

                  "MAC Term Note Issuance" shall mean the issuance of the $8,800,000.00 Hanover MAC/MAC Term Note (as defined in Annex A) to Hanover MAC, LLC as contemplated by the HMS Transactions.

                  "MAC Term Note Sale" shall mean the sale of the $8,800,000.00 Hanover MAC/MAC Term Note (as defined in Annex A) by Hanover MAC, LLC for the face amount thereof as contemplated by the HMS Transactions.

                  II.   Amendments to Participation Agreement.

                  1. Amendment to Subsection 8.8 (Oklahoma Equipment Subleases). Subsection 8.8 of the Participation Agreement is hereby amended by deleting the words "within 90 days of the Initial Closing Date" therefrom and substituting in place thereof the words "by November 15, 1999".

                  2. Amendment to Annex A (Rules of Usage). Annex A of the Participation Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "HMS" shall mean Hanover Measurement Services Company, L.P., a Delaware limited partnership formed as described in Annex A to the First Amendment, and its successors and assigns.

                  "HMS Transactions" means the transactions described in Annex A to the First Amendment.

                  "HPL" shall mean Houston Pipe Line Company, a Delaware corporation, and its successors and assigns.

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                                                                               3

                  "First Amendment" shall mean the First Amendment and Waiver, dated as of September 30, 1999 to the Participation Agreement and certain other Operative Documents.

                  "MAC" shall mean Meter Acquisition Company LP, LLLP, a Delaware registered limited liability limited partnership, and its successors and assigns.

                  III.  Amendments to Guarantee.

                  1. Amendment to Subsection 10.9 (Subsequent Guarantees). Subsection 10.9 of the Guarantee is hereby amended by adding the phrase "(other than HMS and MAC)" after the first use of the phrase "Qualified Subsidiary".

                  2. Amendment to Subsection 11.3 (Limitation on Liens). Subsection 11.3 of the Guarantee is hereby amended by deleting paragraphs (t) and (u) in their entirety therefrom and substituting in place thereof the following:

                  "(t) Lessor Liens;

                   (u) Liens listed on Schedule 11.3(u); and

                   (v) Liens not otherwise permitted in clauses (a)-(u) above securing Indebtedness not exceeding $2,500,000 in the aggregate.".

                  3. Amendment to Subsection 11.4 (Limitation on Guarantor Obligations). Subsection 11.4 of the Guarantee is hereby amended by deleting paragraphs (f) and (g) in their entirety therefrom and substituting in place thereof the following:

                  "(f) guarantees in respect of Indebtedness (other than Subordinated Debt) permitted under the Corporate Credit Agreement;

                   (g) the Guarantor Obligations arising pursuant to the Operative Agreements and the Other Equipment Lease Operative Agreements; and

                   (h) the Guarantor Obligations of HCC in the nature of a guarantee or indemnification for, in each case, performance obligations (and not Indebtedness) as contemplated by the HMS Transactions.".

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                                                                               4

                  4. Amendment to Subsection 11.6 (Limitation on Sale or Lease of Assets). Subsection 11.6 of the Guarantee is hereby amended by deleting the paragraphs (g) and (h) in their entirety therefrom and substituting in place thereof the following:

                  "(g) the lease by Hanover Land Company or any other Qualified Subsidiary as lessor of real estate properties to HCC or any Qualified Subsidiary of HCC for use by HCC or such Qualified Subsidiary as the site of its offices and facilities;

                   (h) the sale of natural gas compressors to the Lessor and Other Equipment Lessors in connection with the Operative Agreements and the Other Equipment Lease Operative Agreements; and

                   (i) the lease of assets as listed on Schedule 11.6(i).".

                  5. Amendment to Subsection 11.16 (Nature of Business). Subsection 11.16 of the Guarantee is hereby amended by deleting such subsection in its entirety therefrom and substituting in place thereof the following:

                  "11.16. Nature of Business. Engage in any business other than
        (a) the leasing, maintenance, purchase, sale and operation of natural gas compressor units and oil and gas production equipment, (b) the design, engineering and fabrication of natural gas compressor units, (c) the design, engineering and fabrication of oil and gas production equipment, (d) the provision of contract compression and related services, (e) the provision of gas metering services as contemplated under the HMS Transactions, and (f) any activities related thereto which are consistent with past practice and conducted in the ordinary course of business.".

                  6. Amendments to Schedules. (a) Schedules of the Guarantee are hereby amended by adding Schedules 11.3(u) and 11.6(i), in the form of
Schedule 11.3(u) and 11.6(i), respectively, to this Amendment.

                  (b) Schedule 11.3(n) of the Guarantee is hereby amended by deleting paragraphs 2 and 3 in their entirety and renumbering the remaining paragraphs accordingly thereto.

                  (c) Schedule 11.12 of the Guarantee is hereby amended by deleting said Schedule in its entirety and substituting in lieu thereof new
Schedule 11.12 in the form of Schedule 11.12 to this Amendment.

                  IV.   Waivers.

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                                                                               5

                  In connection with the HMS Transactions, The Required Lenders hereby waive (a) subsection 11.2 of the Guarantee with respect to the MAC Demand Note Assumption, (b) subsection 11.6 of the Guarantee with respect to the MAC Term Note Sale, (c) subsection 11.10 of the Guarantee with respect to the MAC Term Note Issuance and (d) subsection 11.11 of the Guarantee with respect to the MAC Demand Note Prepayment; provided, however, that the foregoing waivers (a) through (d) are conditioned upon the MAC Demand Note Assumption, MAC Term Note Sale, MAC Term Note Issuance and MAC Demand Note Prepayment occurring substantially concurrently.

                  V.    General.

                  1. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) HCC and the Lessor shall have delivered to the Agent duly executed copies of this Amendment, (b) the Guarantors shall have delivered to the Agent duly executed copies of this Amendment, (c) the Agent shall have received duly executed copies of this Amendment from Required Lenders and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

                  2. Representations and Warranties. HCC and each of the Guarantors hereby represents and warrants that the representations and warranties contained in the Participation Agreement and the Operative Agreements (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

                  3. Continuing Effect of Participation Agreement and Operative Agreements. This Amendment shall not constitute an amendment or waiver of any other provision of the Participation Agreement or the Operative Agreements not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of HCC, the Lessor or Guarantors that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Participation Agreement and the Operative Agreements are and shall remain in full force and effect.

                  4. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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                                                                               6

                  6. Expenses. HCC agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HANOVER COMPRESSOR COMPANY, as Lessee
                                        and as a Guarantor


                                        By: /s/ Curtis Bedrich
                                           ---------------------------------
                                           Name:  Curtis Bedrich
                                           Title: Treasurer


                                        HANOVER EQUIPMENT TRUST 1999A


                                        By: Wilmington Trust Company, not
                                            individually but solely as Trustee


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        HANOVER/SMITH, INC., as a Guarantor


                                        By: /s/ Curtis Bedrich
                                           -----------------------------------
                                           Name:  Curtis Bedrich
                                           Title: Treasurer


                                        HANOVER MAINTECH, INC., as a Guarantor


                                        By: /s/ Curtis Bedrich
                                           -----------------------------------
                                           Name:  Curtis Bedrich
                                           Title: Treasurer

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                                        HANOVER LAND COMPANY, as a Guarantor


                                        By: /s/ Curtis Bedrich
                                           ---------------------------------
                                           Name:  Curtis Bedrich
                                           Title: Treasurer

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        HANOVER COMPRESSOR COMPANY, as Lessee
                                        and as a Guarantor


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:


                                        HANOVER EQUIPMENT TRUST 1999A


                                        By: Wilmington Trust Company, not
                                            individually but solely as Trustee


                                        By:  /s/ Robert P. Hines, Jr.
                                           ----------------------------------
                                           Name:  Robert P. Hines, Jr.
                                           Title: Financial Services Officer


                                        HANOVER/SMITH, INC., as a Guarantor


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        HANOVER MAINTECH, INC., as a Guarantor


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

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                                        THE CHASE MANHATTAN BANK, as Agent and
                                        as a Lender


                                        By: /s/ Peter M. Ling
                                           -----------------------------------
                                           Name:  Peter M. Ling
                                           Title: Vice President

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                                        ABN AMRO BANK, N.V., as a Managing
                                        Agent and a Lender


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

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                                        SOCIETE GENERALE FINANCIAL CORPORATION
                                        as an Investor


                                        By: /s/ Richard W. Crannell, Jr.
                                           -------------------------------
                                           Name:  Richard W. Crannell, Jr.
                                           Title: Vice President

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                                        FBTC LEASING CORP., as an Investor
                                        and as a Lender


                                        By: /s/ Masatoshi Kaishita
                                           ------------------------------------
                                           Name:  Masatoshi Kaishita
                                           Title: Treasurer

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                                        THE BANK OF NOVA SCOTIA, as a Managing
                                        Agent and a Lender


                                        By: /s/ F.C.H. Ashby
                                           ------------------------------
                                           Name:  F.C.H. Ashby
                                           Title: Senior Manager Loan Operations

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                                        BANK OF SCOTLAND, as a Lender


                                        By: /s/ Annie Glynn
                                           ----------------------------
                                           Name:  Annie Glynn
                                           Title: Senior Vice President

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                                        PARIBAS, as a Lender


                                        By: /s/ Marian Livingston
                                           -------------------------------
                                           Name:  Marian Livingston
                                           Title: Vice President


                                        By: /s/ Betsy Jocher
                                           -------------------------------
                                           Name:  Betsy Jocher
                                           Title: Vice President

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                                        FUJI BANK LIMITED, as a Managing Agent
                                        and a Lender


                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

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                                        BANKERS TRUST COMPANY, as a Lender


                                        By: /s/ Calli S. Hayes
                                           -----------------------------
                                           Name:  Calli S. Hayes
                                           Title: Managing Director

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                                        COMERICA BANK, as a Lender


                                        By: /s/ [ILLEGIBLE]
                                           ---------------------------------
                                           Name:  [ILLEGIBLE]
                                           Title: First Vice President

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                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender


                                        By: /s/ Phillippe Soustra
                                           ----------------------------------
                                           Name:  Phillippe Soustra
                                           Title: Senior Vice President

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                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG,
                                        as a Lender


                                        By: /s/ Mark K. Connelly
                                           ----------------------------
                                           Name:  Mark K. Connelly
                                           Title: Vice President


                                        By: /s/ Richard W. Wilbert
                                           ----------------------------
                                           Name:  Richard W. Wilbert
                                           Title: Vice President

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                                        BANK ONE, N.A., Formerly known as
                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Managing Agent and a Lender


                                        By: /s/ Karen A. Patterson
                                           ---------------------------------
                                           Name:  Karen A. Patterson
                                           Title: First Vice President

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                                        FUJI BANK, LIMITED, as a Lender


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:

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                                        THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                        NEW YORK BRANCH, as a Lender



                                        By: /s/ Michael N. Oakes
                                           -------------------------------
                                           Name:  Michael N. Oakes
                                           Title: Senior Vice President,
                                                  Houston Office

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                                        SUNTRUST BANK, ATLANTA, as a Lender


                                        By: /s/ John A. Fields, Jr.
                                           ----------------------------------
                                           Name:  John A. Fields, Jr.
                                           Title: Managing Director

                                        SOCIETE GENERALE, SOUTHWEST AGENCY, as
                                        a Managing Agent and a Lender


                                        By: /s/ Mark A. Cox
                                           -----------------------------
                                           Name:  Mark A. Cox
                                           Title: Director
                                                  Head of Houston Office

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                                        WELLS FARGO BANK (TEXAS) N.A., as
                                        a Lender


                                        By: /s/ Joseph P. Maxwell
                                           --------------------------------
                                           Name:  Joseph P. Maxwell
                                           Title: Vice President

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                                        WILMINGTON TRUST COMPANY, in its
                                        individual capacity, only to the extent
                                        expressly set forth herein


                                        By: /s/ Robert P. Hines, Jr.
                                           -----------------------------------
                                           Name:  Robert P. Hines, Jr.
                                           Title: Financial Services Officer